Inventories	12 Months Ended
Mar. 28, 2021
Inventories [Abstract]
Inventories	Inventories

	March 28, 2021	March 29, 2020
	$	$
Raw materials	63.8	61.5
Work in progress	18.6	19.4
Finished goods	259.9	331.4
Total inventories at the lower of cost and net realizable value	342.3	412.3

Inventories are written down to net realizable value when the cost of inventories is estimated to be unrecoverable due to obsolescence, damage, or declining selling prices. Included in inventory as at March 28, 2021 are provisions for obsolescence and inventory shrinkage in the amount of $23.4m (March 29, 2020 - $17.1m).
Amounts charged to cost of sales comprise the following:

	Year ended
	March 28, 2021	March 29, 2020	March 31, 2019
	$	$	$
Cost of goods manufactured	334.9	352.4	309.0
Depreciation and amortization	14.8	12.4	4.7
	349.7	364.8	313.7